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                              MANAGEMENT AGREEMENT


 THIS AGREEMENT, dated as of January 1, 1993, by and between ASSET INVESTORS CORPORATION, a Maryland corporation (hereinafter referred to as the "Company"), and FINANCIAL ASSET MANAGEMENT CORPORATION, a Delaware corporation (hereinafter referred to as the "Manager").

                               W I T N E S S E T H

  WHEREAS, the Company owns Mortgage Assets and qualifies for the tax benefits accorded by Sections 856 through 860 of the Internal Revenue Code of 1986; and

  WHEREAS, the Company has engaged and desires to continue to engage the Manager to manage the assets of the Company and to perform administrative services for the Company in the manner and on the terms set forth herein;

  NOW,THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

  SECTION 1. The Management Agreement, dated as of January 1, 1992, by and between the Company and the Manager is hereby renewed as of the date hereof and extended through December 31, 1993, and shall be deemed in full force and effect as if set forth herein in full.

  SECTION 2. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns as provided herein, and contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Colorado, notwithstanding any Colorado or other conflict-of-law provisions to the contrary.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, and this Agreement shall be effective, as of the date first written above.

                                   ASSET INVESTORS CORPORATION


                                   By: /s/ Spencer I. Browne
                                      ----------------------------------
                                   Name: Spencer L.  Browne
                                   Title: President and Chief Executive Officer

                                   FINANCIAL ASSET MANAGEMENT
                                   CORPORATION


                                   By: /s/ John C. Singer
                                      ----------------------------------
                                   Name: John C. Singer
                                   Title: Vice President